                                                                  Exhibit (b)(1)

                           SECTION 302 CERTIFICATIONS

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

I, James W. Ireland, certify that:

     1.   I have reviewed this report on Form N-CSR of Elfun Tax-Exempt Fund;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Item 3 of this Certification not applicable pursuant to the Fund's exemption from various provisions of the 1940 Act, including Section 30 and the rules there under. See Item 1 of this Form N-CSR for further details.

     4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

               a. Designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

               b. Item 4(b) of this Certification not applicable pursuant to the Fund's exemption from various provisions of the 1940 Act, including Section 30 and the rules there under. See
                    Item 1 of this Form N-CSR for further details.

               c. Item 4(c) of this Certification not applicable pursuant to the Fund's exemption from various provisions of the 1940 Act, including Section 30 and the rules there under. See
                    Item 1 of this Form N-CSR for further details.

               d. Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

     5. The registrant's other certifying officers and I have disclosed, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

               a. All significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably, likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

               b. Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.

Date: September 21, 2010.


/s/ James W. Ireland
----------------------------------------------
James W. Ireland
Trustee, President and Chief Executive Officer
GE Asset Management Incorporated

                           SECTION 302 CERTIFICATIONS

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

I, Eunice Tsang, certify that:

     1.   I have reviewed this report on Form N-CSR of Elfun Tax-Exempt Fund;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Item 3 of this Certification not applicable pursuant to the Fund's exemption from various provisions of the 1940 Act, including Section 30 and the rules there under. See Item 1 of this Form N-CSR for further details.

     4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

               a. Designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

               b. Item 4(b) of this Certification not applicable pursuant to the Fund's exemption from various provisions of the 1940 Act, including Section 30 and the rules there under. See
                    Item 1 of this Form N-CSR for further details.

               c. Item 4(c) of this Certification not applicable pursuant to the Fund's exemption from various provisions of the 1940 Act, including Section 30 and the rules there under. See
                    Item 1 of this Form N-CSR for further details.

               d. Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

     5. The registrant's other certifying officers and I have disclosed, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

               a. All significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably, likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

               b. Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.

Date: September 21, 2010.


/s/ Eunice Tsang
----------------------
Eunice Tsang
Treasurer, Elfun Funds